Exhibit 10.1(d)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of August 29, 2017, is among Green Plains Inc. (the “Borrower”), and each Subsidiary of the Borrower that from time to time becomes a party hereto (each such Subsidiary together with the Borrower, individually each a “Debtor” and collectively the “Debtors”) and BNP Paribas, as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders party thereto, the Collateral Agent, and BNP Paribas, as administrative agent (the “Administrative Agent”), have entered into a Term Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, pursuant to a Guaranty dated as of the date hereof (as amended, restated, supplemented or otherwise modified form time to time, the “Guaranty”), each Debtor, other than the Borrower, has guaranteed the obligations of the Borrower under or in connection with the Loan Agreement; and

WHEREAS, the obligations of the Borrower under the Loan Documents (as defined in the Loan Agreement), and the obligations of each other Debtor under the Guaranty, are to be secured pursuant to this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions and Interpretation. (a) In addition to terms defined in the preamble and recitals above, (i) capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Loan Agreement, (ii) the terms Account, Account Debtor, As-extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, Goods, Instrument, Inventory, Investment Property, Letter of Credit Rights, Payment Intangibles, Securities Account, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security have the respective meanings assigned to such terms in the UCC (as defined below) and (iii) the following terms have the following meanings:

Assignee Deposit Account - see Section 4.

Collateral - see Section 2.

Computer Hardware and Software means, with respect to any Debtor, all of the following, whether now or hereafter owned, licensed or leased by such Debtor, (a) all computer and other electronic data processing hardware, including integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and peripheral devices and all other related computer hardware; (b) all software programs, operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listing whatsoever); (c) all firmware associated with the foregoing; (d) all rights with respect to the foregoing, including any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitution, replacement, addition or model conversion of any of the foregoing; and (e) all documentation for the foregoing, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

Default means (a) any Event of Default; and (b) any Unmatured Event of Default under Section 12.1.7 or 12.1.8 of the Loan Agreement.

Excluded Foreign Subsidiary Voting Stock means any voting stock in excess of 65% of the total outstanding amount of any class of voting stock of a Foreign Subsidiary of the type described in clause (a) or (b) of the definition of Foreign Subsidiary.

General Intangibles means, with respect to any Debtor, all of such Debtor’s “general intangibles” as defined in the UCC and, in any event, includes all of such Debtor’s trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

Intellectual Property means, with respect to any Debtor, all of such Debtor’s trade secrets and other proprietary information; customer lists; trademarks, service marks, business names, trade names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations that have heretofore been or may hereafter be issued thereon; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations that have heretofore been or may hereafter be issued and all tangible property embodying copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; mask works, books, records, writings, information contained on computer tapes or disks or other electronic media, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights in and to all of the foregoing; in each of the foregoing cases whether now existing or hereafter created or acquired and wherever located throughout the world.

Lender Party means the Collateral Agent, the Administrative Agent, and each Lender.

Liabilities means (a) with respect to the Borrower, all obligations of the Borrower under or in connection with the Loan Agreement or any other Loan Document (including this Agreement); (b) with respect to any other Debtor, all obligations of such Debtor under or in connection with the Guaranty or any other Loan Document (including this Agreement), in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due; and (c) with respect to any Debtor, and whether or not constituting obligations under any Loan Document, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower or any other Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

Non-Tangible Collateral means, with respect to any Debtor, such Debtor’s Accounts and General Intangibles.

Pari Passu Collateral Agent - see Section 8.

Requirement of Law means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

UCC means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

(b) For purposes of this Agreement, (i) the rules of interpretation set forth in Section 1.2 of the Loan Agreement shall apply as if fully set forth herein, mutatis mutandis, and (ii) if, with respect to any Securities, any provision hereof is inconsistent with the Pledge Agreement, the terms of the Pledge Agreement shall control.

2. Grant of Security Interest. As security for the payment of all Liabilities, each Debtor hereby assigns, pledges and conveys to the Collateral Agent for the benefit of the Lender Parties, and grants to the Collateral Agent for the benefit of the Lender Parties, a continuing security interest in, all of such Debtor’s right, title, and interest in, to and under the following, in each case, wherever located and whether now existing or hereafter arising or acquired, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Liabilities:

(i) Accounts;

(ii) Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

(iii) Computer Hardware and Software;

(iv) Deposit Accounts;

(v) Documents;

(vi) Farm Products;

(vii) General Intangibles;

(viii) Goods (including all of its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(ix) Instruments (together with all guaranties thereof and security therefor);

(x) Intellectual Property;

(xi) Investment Property (including Commodity Accounts, Commodity Contracts, Securities (whether Certificated Securities or Uncertificated Securities), Security Entitlements and Securities Accounts);

(xii) Letter of Credit Rights;

(xiii) money (of every jurisdiction whatsoever), cash and cash equivalents;

(xiv) Payment Intangibles;

(xv) Commercial Tort Claims, including those listed on Schedule V;

(xvi) As-extracted Collateral;

(xvii) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, all Supporting Obligations, and all proceeds, products, offspring, rents, issues, profits and returns of and from, accessions and increases to, and all distributions on and rights arising out of, any of the foregoing; and

(xviii) all other personal property of any kind or nature and wherever located;

All of the foregoing are herein collectively called the “Collateral”; provided, that, notwithstanding anything to the contrary in this Agreement, none of the Excluded Foreign Subsidiary Voting Stock shall constitute Collateral.

3. Warranties. Each Debtor warrants that: (a) no financing statement (other than any that may have been filed on behalf of the Collateral Agent or in connection with Permitted Liens) covering any of the Collateral is on file in any public office; (b) such Debtor is the lawful owner, lessee or licensee (as applicable) of all of its Collateral, free of all liens and claims whatsoever, other than Permitted Liens, with full power and authority to execute and deliver this Agreement and perform such Debtor’s obligations hereunder and to subject the Collateral to the security interest hereunder; (c) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to any Lender Party will be true and correct in all material respects as of the date furnished; (d) such Debtor’s jurisdiction of organization, true legal name as registered in such jurisdiction, organizational identification number, if any, designated by such jurisdiction and federal employer identification number are as set forth on Schedule I (and during the five-year period preceding the date hereof or, if later, the date such Debtor becomes a party hereto (the “Preceding Period”) such Debtor has not been organized under the law of any other jurisdiction except as set forth on Schedule I); (e) each location where such Debtor maintains a place of business or has any Goods, in each case as of the date hereof, is set forth on Schedule II; (f) except as disclosed on Schedule III, as of the date of this Agreement, such Debtor is not known, and during the Preceding Period has not previously been known, by any trade name; (g) except as disclosed on Schedule III, during the Preceding Period such Debtor has not been known by any legal name different from the one set forth on the signature pages of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization; (h) Schedule IV contains a complete listing of all of such Debtor’s Intellectual Property that is registered under any registration statute and has not subsequently been abandoned or expired; (i) Schedule VI hereto lists all Instruments, Letter of Credit Rights, and Chattel Paper of each Debtor; and (j) upon (i) the filing of financing statements on Form UCC-1 in the appropriate governmental offices, and (ii) the filing of Intellectual Property Security Agreements in substantially the form of Exhibits B-1, B-2, or B-3, with the United States Copyright Office and/or the United States Patent and Trademark Office, as applicable, the Collateral Agent will have a valid lien upon and perfected security interest in all of the Collateral of such Debtor in which a security interest can be perfected by filing under the UCC (subject only to Permitted Liens permitted by the Loan Documents to have priority over the Liens granted in favor of the Collateral Agent).

4. Collections, etc. The Collateral Agent may, and at the direction of the Required Lenders shall, at any time that a Default exists, whether before or after the maturity of any Liabilities, notify any party obligated on any of the Non-Tangible Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder and enforce collection of any Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Collateral Agent during the existence of a Default, each Debtor will, at its own expense, notify any party obligated on any Non-Tangible Collateral to make payment to the Collateral Agent for the benefit of the Lender Parties of any amount due or to become due thereunder. Notwithstanding the foregoing, at any time no Default exists, the Collateral Agent shall notify any party to which it has given a notice or with respect to which the Collateral Agent has otherwise taken action under this paragraph, to resume making payments to the applicable Debtor.

Upon request by the Collateral Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Collateral Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Collateral Agent) that may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral; provided that if at any time after such a request is made by the Collateral Agent, no Default exists, the obligations of each Debtor under this paragraph shall cease until a further request of the Collateral Agent during the existence of a Default.

During the existence of a Default, (a) all items or amounts that are delivered by any Debtor to the Collateral Agent on account of payment of, or otherwise as proceeds of, any Collateral pursuant to the foregoing paragraph shall be deposited to the credit of a deposit account (each an “Assignee Deposit Account”) of such Debtor maintained with the Collateral Agent, as security for payment of the Liabilities, and (b) except as expressly set forth herein, no Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. If funds are being deposited into an Assignee Deposit Account pursuant to the foregoing sentence, the Collateral Agent may, from time to time, in its discretion or at the direction of the Required Lenders, and shall upon request of the applicable Debtor made not more than once in any week, apply the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Collateral Agent may determine, and the Collateral Agent or the Required Lenders may, from time to time, in its discretion or at the direction of the Required Lenders, release any portion of such balance to the applicable Debtor; provided that (i) if a Lender shall have notified the Collateral Agent in writing of its desire to withhold all funds in the Assignee Deposit Account during the continuance of a Default, then no such release of funds may be made to the Debtor without the consent of the Required Lenders and (ii) if any Debtor requests release to it of any such funds, such request shall be accompanied by a certificate signed by a Responsible Officer of such Debtor that sets forth the intended use of such funds (each such certificate, a “Collateral Release Certificate”). At any time no Default exists, the Collateral Agent shall, upon request of the applicable Debtor and receipt of a Collateral Release Certificate, release the balance in the Assignee Deposit Account to such Debtor.

During the existence of a Default, the Collateral Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any Collateral.

Each Debtor hereby appoints the Collateral Agent as its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing or completing any instrument that the Required Lenders may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Agent shall not exercise its rights as such attorney-in-fact unless a Default exists.

5. Certificates, Schedules and Reports. Each Debtor will from time to time deliver to the Collateral Agent, such schedules, certificates and reports with respect to the Collateral, and with respect to items or amounts received by such Debtor in full or partial payment of any Collateral, as the Collateral Agent (at the direction of any Lender) may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Collateral Agent may reasonably specify. Each Debtor shall promptly notify the Collateral Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods that is material to the Borrower and its Subsidiaries taken as a whole, and such notice shall specify or reasonably estimate the amount of such loss or depreciation.

6. Agreements of the Debtors. Each Debtor (a) will, from time to time, execute (as applicable) such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed appropriate by the Collateral Agent) and do such other acts and things (including delivery to the Collateral Agent of any Instruments or Certificated Securities that constitute Collateral), as the Collateral Agent may from time to time reasonably request to establish and maintain a valid and perfected security interest in the Collateral (free of all other Liens other than Permitted Liens) to secure the payment of the Liabilities; (b) will not change its state of organization or incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the Collateral Agent’s interests under this Agreement would become seriously misleading, unless such Debtor shall have given the Collateral Agent not less than 30 days’ prior written notice of such change (or such shorter period of time as the Collateral Agent may agree in its sole discretion) (provided that this Section 6(b) shall not be deemed to authorize any change or transaction prohibited under the Loan Agreement); (c) will keep its records concerning Non-Tangible Collateral in such a manner as will enable the Collateral Agent or its designees to determine at any time the status of such Non-Tangible Collateral; (d) will furnish the Collateral Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Collateral Agent may from time to time reasonably request; (e) will, promptly upon request of the Collateral Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form reasonably satisfactory to the Collateral Agent, indicating the security interest of the Collateral Agent hereunder; (f) except for Permitted Liens and as otherwise permitted by the Loan Agreement, will not sell, lease, assign or create or permit to exist any Lien on or security interest in any Collateral; (g) will at all times keep all its Inventory and other Goods insured under policies maintained with responsible insurance companies against loss, damage, theft and other risks to such extent as is required by the Loan Agreement, and cause all such policies to provide that loss thereunder shall be payable to the Collateral Agent, and such policies or certificates thereof shall, if the Collateral Agent so requests, be deposited with or furnished to the Administrative Agent and Collateral Agent in accordance with the terms of the Loan Agreement; (h) will, promptly upon request of the Collateral Agent, (1) cause to be noted, on the applicable certificate for any of its Equipment that is covered by a certificate of title, the security interest of the Collateral Agent in such Equipment and (2) deliver all such certificates to the Collateral Agent or its designees; (i) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (j) will not keep any of its property or maintain any place of business at any location other than its addresses shown on Schedule II or such other locations as may be specified by such Debtor upon not less than 15 days’ prior written notice to the Collateral Agent (or such shorter period of time as the Collateral Agent may agree in its sole discretion), provided that if requested by the Collateral Agent with respect to such property, the Collateral Agent (1) has a mortgage lien on such property (if such property is owned by a Debtor) or (2) has received a landlord waiver reasonably satisfactory to the Collateral Agent with respect to such property (if such property is leased by a Debtor); (k) will not maintain any place of business at any location other than in the United States; (l) will, promptly upon any Responsible Officer of such

Debtor obtaining knowledge that such Debtor has acquired a Commercial Tort Claim, notify the Collateral Agent in a writing signed by such Debtor of the details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent; (m) will, promptly upon any Responsible Officer of such Debtor obtaining knowledge that such Debtor has acquired any Instruments or Chattel Paper, deliver to the Collateral Agent such Instruments or Chattel Paper (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank); (n) will, if requested by the Collateral Agent, promptly take all steps necessary to grant the Collateral Agent control of all Electronic Chattel Paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act; and (o) will, if requested by the Collateral Agent, promptly instruct all issuers and nominated persons under any Letter of Credit Rights in which any Debtor is the beneficiary or assignee to make all payments under such letters of credit to the Collateral Agent.

With respect to any Intellectual Property Collateral, (a) each Debtor shall notify Collateral Agent promptly if it knows or has reason to know that any application or registration relating to any patent, trademark, or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any court) regarding any Debtor’s ownership of any patent, trademark, or copyright, its right to register the same, or its right to keep and maintain the same, (b) in no event shall any Debtor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark, or copyright with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency without giving Collateral Agent prior written notice thereof, and such Debtor shall execute and deliver Intellectual Property Security Agreements in substantially the form of Exhibits B-1, B-2, or B-3, as applicable, as Collateral Agent may request to evidence the Collateral Agent’s Lien on such patent, trademark, or copyright, and the General Intangibles of such Debtor relating thereto or represented thereby, (c) each Debtor shall take all actions necessary or requested by Collateral Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks, and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of non-contestability and opposition, and interference and cancellation proceedings, and (d) in the event that any of the patent, trademark or copyright Collateral is infringed upon, misappropriated, or diluted by a third party, the applicable Debtor shall, unless such Debtor shall reasonably determine that such patent, trademark or copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and shall take such other actions as Collateral Agent shall deem appropriate under the circumstances to protect such patent, trademark, or copyright Collateral.

Each Debtor hereby authorizes the Collateral Agent to file (without the signature of such Debtor) any financing statement, continuation statement or amendment to financing statement in any jurisdiction and with any filing office as the Collateral Agent may determine, in its sole discretion, is necessary or advisable to perfect the security interests granted to the Collateral Agent hereunder. Any such financing statement or amendment may describe the Collateral in the same manner as described in this Agreement or any other agreement entered into by the parties in connection herewith, or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral, including describing such property as “all assets” or “all personal property”, whether now owned or hereafter acquired.

All reasonable expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default exists, the Collateral Agent shall have the right to bring suit to enforce any Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Collateral Agent do all lawful acts and execute all proper documents required by the Collateral Agent in aid of such enforcement, and such Debtor shall (subject only to any limitation set forth in any Guaranty issued by any Debtor) promptly, upon demand, reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent (i) in the exercise of its rights under this Section 6 or any other any right or remedy granted to it hereunder, (ii) in respect of any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement, and (iii) in respect of the collection or enforcement of the Liabilities, except to the extent any of the foregoing are found by a court of competent jurisdiction in a final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Collateral Agent. Notwithstanding the foregoing or any other provision of this Agreement, the Collateral Agent does not assume any obligation of any Debtor under any contract or other document included in the Collateral by reason of, or arising out of, this Agreement or any security interest granted hereunder.

Each Debtor (other than the Borrower) acknowledges and agrees that the obligations undertaken by it under this Agreement involve the provision of collateral security for the obligations of Persons other than such Debtor and that each Debtor’s provision of collateral security for the Liabilities are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and furtherance of the foregoing, each Debtor understands and agrees that, to the fullest extent permitted under applicable laws and except as may otherwise be expressly and specifically provided in the Loan Documents, each Debtor shall remain obligated hereunder (including with respect to the collateral security provided by each Debtor herein) and the enforceability and effectiveness of this Agreement and the liability of each Debtor, and the rights, remedies, powers and privileges of the Collateral Agent and the other Lender Parties under this Agreement and the other Loan Documents shall not be affected, limited, reduced, discharged or terminated in any way, regardless of whether any reservation of rights against any Debtor is made, or any notice to, or further assent by, any Debtor is obtained, prior to or upon occurrence of any of the following: (A) the liability of any other Person upon or for any part of the Liabilities or any collateral security therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, the Collateral Agent or any other Lender Party; (B) the Loan Agreement, the other Loan Documents, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented, restated or replaced, in whole or in part, as the Collateral Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time; (C) any Debtor or any other Person liable for the Liabilities may from time to time accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to, any Loan Document, all or any part of the Liabilities or any Collateral now or in the future serving as security for the Liabilities; (D) any collateral security or right of offset at any time held by the Collateral Agent or any other Lender Party for the payment of the Liabilities may be sold, exchanged, waived, surrendered or released; and (E) any other event (other than the indefeasible payment in full of the Liabilities) shall occur which constitutes a defense or release of sureties generally.

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Debtor, the Collateral Agent may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against any Debtor or any other Person or against any collateral security for the Liabilities or any right of offset with respect thereto, and any failure by the Collateral Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from any Debtor, or any other Person or to realize upon any such collateral security or to exercise any such right of offset, or any release of any Debtor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Debtor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any other Lender Party against any Debtor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings. Neither the Collateral Agent nor any other Lender Party shall have any obligation to protect, secure, perfect, or insure any Lien at any time held by it as security for the Liabilities or any property subject thereto.

7. Default. (a) Whenever a Default exists, the Collateral Agent may exercise from time to time any right or remedy available to it under the UCC, under any other applicable law and/or as described below. Without limiting the generality of the foregoing, each Debtor expressly agrees that in any such event Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon any Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of each Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Debtor or any other Person notice and opportunity for a hearing on Collateral Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which right of redemption each Debtor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Collateral Agent shall have the right to conduct such sales on any Debtor’s premises or elsewhere and shall have the right to use any Debtor’s premises without charge for such time or times as Collateral Agent deems necessary or advisable.

(b) Each Debtor agrees, if a Default exists, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Collateral Agent and (ii) to execute all documents and do all other things that may be necessary in order to enable the Collateral Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. For the purpose of enabling Collateral Agent to exercise rights and remedies under Section 7 hereof, in order to take possession of hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Collateral Agent shall be lawfully entitled to exercise such rights and remedies, to the extent Debtor is not contractually prohibited from doing so, each Debtor hereby grants to Collateral Agent on behalf of the Lender Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Debtor) to use, license, or sublicense any intellectual property now owned or hereafter acquired by any Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

(c) Each Debtor agrees and acknowledges that (i) with respect to Collateral that is: (A) perishable or threatens to decline speedily in value or (B) is of a type customarily sold on a recognized market, no notice of disposition need be given; and (ii) with respect to Collateral not described in clause (i) above, notification sent after a Default and at least ten days before any proposed disposition provides notice a reasonable time before such disposition.

(d) Each Debtor agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Computer Hardware and Software or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral. Each Debtor further agrees and acknowledges that a disposition (i) made in the usual manner on any recognized market, (ii) at the price current in any recognized market at the time of disposition or (iii) in conformity with reasonable commercial practices among sellers of the type of property subject to such disposition shall, in each case, be deemed commercially reasonable.

(e) Any cash proceeds of any disposition by the Collateral Agent of any Collateral shall be applied by the Collateral Agent, at the direction of the Required Lenders, to the payment of the Liabilities until paid in full, and any surplus will be paid to the applicable Debtor or as a court of competent jurisdiction shall direct.

(f) Collateral Agent may at any time after a Default has occurred and is continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Debtor, notify Account Debtors and other Persons obligated on the Collateral that the Lender Parties have a security interest therein, and that payments shall be made directly to Collateral Agent. Upon the request of Collateral Agent, each Debtor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, no Debtor shall give any contrary instructions to such Account Debtor or other Person without Collateral Agent’s prior written consent.

(g) Except as otherwise specifically provided herein, each Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. Collateral Agent and the Lender Parties shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Debtor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Liabilities or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Collateral Agent and the Lender Parties shall not be required to marshal the Collateral or any guarantee of the Liabilities or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Debtor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Collateral Agent or the Lender Parties, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

(h) To the extent that applicable law imposes duties on Collateral Agent and the Secured Parties to exercise remedies in a commercially reasonable manner, each Debtor acknowledges and agrees that it is not commercially unreasonable for Collateral Agent (i) to fail to incur expenses reasonably deemed significant by Collateral Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Debtor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Lender Parties against risks of loss, collection or disposition of Collateral or to provide to the Lender Parties a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Collateral Agent in the collection or disposition of any of the Collateral. Each Debtor acknowledges that the purpose of this subsection (h) is to provide non-exhaustive indications of what actions or omissions by Collateral Agent and the Lender Parties would not be commercially unreasonable in Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this subsection (h). Without limitation upon the foregoing, nothing contained in this subsection (h) shall be construed to grant any rights to any Debtor or to impose any duties on Collateral Agent or the Lender Parties that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this subsection (h).

8. General. The Collateral Agent shall exercise reasonable care in the custody and preservation of any Collateral in its possession (and the Collateral Agent shall be deemed to have exercised such reasonable care if it takes any action that the applicable Debtor requests in writing for such purpose, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any right with respect to any Collateral against prior parties, or to do any act with respect to the preservation of any Collateral not so requested by the applicable Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral).

It is expressly agreed by each Debtor that, anything herein to the contrary notwithstanding, each Debtor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Lender Parties shall not have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Lender Parties of any payment relating to any contract or license pursuant hereto. The Lender Parties shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

All notices and requests hereunder shall be given in accordance with Section 14.3 of the Loan Agreement and sent to the applicable party at its address described therewith, at the first address shown for such party on Schedule II or at such other address as such party may, by written notice to the other parties, have designated as its address for such purpose.

No delay on the part of the Collateral Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

This Agreement shall remain in full force and effect until all Liabilities (other than contingent indemnification obligations that are not yet due and payable) have been indefeasibly paid in full in cash. Upon any such payment and termination, the Collateral Agent will, upon any Debtor’s request and at such Debtor’s sole expense, (i) deliver to such Debtor, without any representation, warranty or recourse of any kind whatsoever, all of such Debtor’s Collateral held by the Collateral Agent hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof, and (ii) execute and deliver to such Debtor such documents as such Debtor shall reasonably request to evidence such termination and the release of any security interest granted hereby. If at any time all or any part of any payment theretofore applied by the Collateral Agent or any other Lender Party to any of the Liabilities is or must be rescinded or returned by the Collateral Agent or such Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Collateral Agent or such other Lender Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Collateral Agent or such other Lender Party had not been made.

If any of the Collateral shall be disposed of by any Debtor in a transaction permitted by the Loan Agreement, then, the Collateral Agent, at the request and sole expense of such Debtor, shall execute and deliver to such Debtor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Debtor shall have delivered to the Agent a written request for release identifying the relevant Debtor and Collateral to be released, together with a certification by the Borrower stating that such transaction is in compliance with the Loan Agreement and the other Loan Documents and that the proceeds of such disposition will be applied in accordance therewith. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Guarantor shall be disposed of in a transaction permitted by the Loan Agreement; provided that the Borrower shall have delivered to the Agent a written request for release identifying the relevant Guarantor, together with a certification by the Borrower stating that such transaction is in compliance with the Loan Agreement and the other Loan Documents and that the proceeds of such disposition will be applied in accordance therewith.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the pari passu collateral agent under the Term Loan Intercreditor Agreement (the “Pari Passu Collateral Agent”) pursuant to this Agreement and the exercise of any right or remedy by the Pari Passu Collateral Agent hereunder are subject to the provisions of the Term Loan Intercreditor Agreement. In the event of any conflict between the terms of the Term Loan Intercreditor Agreement and this Agreement, the terms of the Term Loan Intercreditor Agreement shall govern and control, to the extent provided therein.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF). Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

This Agreement shall be binding upon the Debtors and the Collateral Agent and their respective successors and assigns (provided that no Debtor may assign its obligations hereunder), and shall inure to the benefit of each Debtor and the Collateral Agent and the successors and assigns of the Collateral Agent.

This Agreement may be executed in any number of counterparts (including via facsimile or in a ..pdf or similar file) and by the different parties hereto on separate counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Collateral Agent an Assumption Agreement, substantially in the form of Exhibit A hereto, together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of delivery, whereupon the Schedules hereto shall be deemed to be amended automatically to incorporate such information. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by the terms of, this Agreement.

Other than automatic modifications related to the addition of a party hereto as described in the preceding paragraph, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Collateral Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY (A) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE; (B) CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID TO SUCH ADDRESS OF SUCH PARTY REFERRED TO ABOVE (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE COLLATERAL AGENT AS ITS ADDRESS FOR NOTICE HEREUNDER), OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK; AND (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH DEBTOR, THE COLLATERAL AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER LENDER PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE

TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH DEBTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT, FOR THE BENEFIT OF THE OTHER LENDER PARTIES, ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

GREEN PLAINS INC.

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS I LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS II LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

FLEISCHMANN’S VINEGAR COMPANY, INC.

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS AGRICULTURAL AND ENERGY FUND LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS ASSET MANAGEMENT LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS GRAIN COMPANY TN LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS INDUSTRIAL CLEANING SERVICES LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS TRUCKING LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS HEREFORD LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS HOPEWELL LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS MADISON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS MOUNT VERNON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS YORK LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS PROCESSING LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS ATKINSON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS BLUFFTON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS CENTRAL CITY LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS COMMODITIES LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS CORN OIL LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS FAIRMONT LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS HOLDINGS II LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS OBION LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS ORD LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS OTTER TAIL LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS SHENANDOAH LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS SUPERIOR LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS WOOD RIVER LLC

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

BNP PARIBAS, as Collateral Agent

By: /s/ Andrew Shapiro
Name: Andrew Shapiro
Title: Managing Director

By: /s/ James McHale
Name: James McHale
Title: Managing Director